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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                     ------------

                                       FORM 8-K

                                    CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event Reported)  August 5, 1997



                                    TELIDENT, INC.
                (Exact name of registrant as specified in its charter)


              MINNESOTA                     0-20887              41-1533060
   (State or other jurisdiction of         (Commission       (I.R.S. Employer
  incorporation or organization)         File Number)       Identification No.)


                              ONE MAIN STREET, SOUTHEAST
                                       SUITE 85
                            MINNEAPOLIS, MINNESOTA  55414
                       (Address of Principal Executive Offices)


                                    (612) 623-0911
                 (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

    Reference is made to the Press Release issued to the public by the Registrant on July 23, 1997, and attached hereto as an exhibit, relating to the $1.25 million equity investment made in the Company by Family Financial Strategies, Inc.

    In addition, Company released unaudited financial results for the fiscal year ending June 30, 1997, which show the effect of the debenture conversion completed in June and the pro forma effect of the new equity investment.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

    (c)  Exhibits

         99.1    Press Release dated July 23, 1997

         99.2 Unaudited Financial Statements as of and for the years ended June 30, 1997 and 1996, and Pro Forma Balance Sheet as of June 30, 1997.


                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 5, 1997                           TELIDENT, INC.


                                                 /s/ W. Edward McConaghay
                                                 -------------------------
                                                 W. Edward McConaghay
                                                 Chief Executive Office


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                                    EXHIBIT INDEX



EXHIBIT
NUMBER             DESCRIPTION
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99.1               Press Release dated July 23, 1997

99.2 Unaudited Financial Statements as of and for the years ended June 30, 1997 and 1996, and Pro Forma Balance Sheet as of June 30, 1997.